UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-118975-02 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017-2014 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1, which was made on June 15, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on June 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: June 20, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Administrator:
Ann Kelly 312.904.1487
ann.kelly@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Mortgage Loan Characteristics
Page 2-4
Page 5-7

Page 15-17
Loan Level Detail
Defeased Loans
Historical REO Report
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Page 18-28

Page 30-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPMC5LDP
JPMC5LDP_200506_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
11-Mar-05
15-Apr-05
15-Mar-46
Appraisal Reduction Detail
Rating Information

Page 38-39
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Securities Inc
Master Servicer: Midland Loan Services, Inc.
Special Servicer: Midland Loan Services, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.315588%
3.090000%
3.220000%
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
92
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722445.1
970.524573244
13.997642754
0.000000000
956.526930490
3.328899249
Fixed
0.00
0.00
0.000000000
4.1160000000%
0.000000000
46625YGK3
A-1
86,232,000.00
1,207,044.73
0.00
82,483,230.27
287,057.64
83,690,275.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.854166669
Fixed
0.00
0.00
0.000000000
4.6250000000%
0.000000000
46625YGL1
A-2
994,485,000.00
0.00
0.00
994,485,000.00
3,832,910.94
994,485,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.054166693
Fixed
0.00
0.00
0.000000000
4.8650000000%
0.000000000
46625YGM9
A-3
157,523,000.00
0.00
0.00
157,523,000.00
638,624.50
157,523,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.198333331
5.0380000000%
0.00
0.00
0.000000000
5.0380000000%
0.000000000
46625YGP2
A-4
601,541,000.00
0.00
0.00
601,541,000.00
2,525,469.63
601,541,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.044166639
4.8530000000%
0.00
0.00
0.000000000
4.8530000000%
0.000000000
46625YGN7
A-SB
119,936,000.00
0.00
0.00
119,936,000.00
485,041.17
119,936,000.00
998.725822116
0.599634573
0.000000000
998.126187542
4.154699431
4.9920000000%
0.00
0.00
0.000000000
4.9920000000%
0.000000000
46625YGX5/U48138VC9
A-1A
343,133,000.00
205,754.41
0.00
342,490,033.11
1,425,614.48
342,695,787.52
1000.000000000
0.000000000
0.000000000
1000.000000000
4.236666702
5.0840000000%
0.00
0.00
0.000000000
5.0840000000%
0.000000000
46625YGQ0
A-J
94,303,000.00
0.00
0.00
94,303,000.00
399,530.38
94,303,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261955065
4.9541690863%
0.00
0.00
0.000000000
5.1143461194%
0.000000000
46625YGT4
B
68,366,000.00
0.00
0.00
68,366,000.00
291,372.82
68,366,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.278621908
4.9741690863%
0.00
0.00
0.000000000
5.1343461194%
0.000000000
46625YGU1
C
25,187,000.00
0.00
0.00
25,187,000.00
107,765.65
25,187,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.328621718
5.0341690863%
0.00
0.00
0.000000000
5.1943461194%
0.000000000
46625YGV9
D
53,973,000.00
0.00
0.00
53,973,000.00
233,628.70
53,973,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.386121726
5.1031690863%
0.00
0.00
0.000000000
5.2633461194%
0.000000000
46625YGY3/U48138VD7
E
28,786,000.00
0.00
0.00
28,786,000.00
126,258.90
28,786,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.399455062
5.1191690863%
0.00
0.00
0.000000000
5.2793461194%
0.000000000
46625YGZ0/U48138VE5
F
46,776,000.00
0.00
0.00
46,776,000.00
205,788.91
46,776,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.399454943
5.1191690863%
0.00
0.00
0.000000000
5.2793461194%
0.000000000
46625YHA4/U48138VF2
G
28,786,000.00
0.00
0.00
28,786,000.00
126,642.71
28,786,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.399454978
5.1191690863%
0.00
0.00
0.000000000
5.2793461194%
0.000000000
46625YHB2/U48138VG0
H
32,384,000.00
0.00
0.00
32,384,000.00
142,471.95
32,384,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067500463
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHC0/U48138VH8
J
10,794,000.00
0.00
0.00
10,794,000.00
43,904.60
10,794,000.00
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.315588%
3.090000%
3.220000%
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
92
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722445.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067500174
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHD8/U48138VJ4
K
14,393,000.00
0.00
0.00
14,393,000.00
58,543.53
14,393,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067499768
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHE6/U48138VK1
L
10,795,000.00
0.00
0.00
10,795,000.00
43,908.66
10,795,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067500000
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHF3/U48138VL9
M
7,196,000.00
0.00
0.00
7,196,000.00
29,269.73
7,196,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067500347
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHG1/U48138VM7
N
7,197,000.00
0.00
0.00
7,197,000.00
29,273.80
7,197,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.067500463
4.8810000000%
0.00
0.00
0.000000000
4.8810000000%
0.000000000
46625YHH9/U48138VN5
P
10,794,000.00
0.00
0.00
10,794,000.00
43,904.60
10,794,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.065176829
4.8810000000%
0.00
)
(83.59
)
(0.002323057
4.8810000000%
0.000000000
46625YHJ5/U48138VP0
NR
35,982,757.00
0.00
0.00
35,982,757.00
146,276.27
35,982,757.00
998.965130264
0.000000000
0.000000000
998.474330077
0.031729650
0.0340499381%
0.00
0.00
0.000000000
0.0381150261%
0.000000000
N
46625YGW7/U48138VB1
X-1
2,878,562,757.00
0.00
0.00
2,874,171,020.38
91,335.79
2,875,583,819.52
1000.000000000
0.000000000
0.000000000
1000.000000000
0.324790908
0.2457729166%
0.00
0.00
0.000000000
0.3897490894%
0.000000000
N
46625YGS6
X-2
2,809,981,000.00
0.00
0.00
2,809,981,000.00
912,656.28
2,809,981,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YHY2
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(83.59
2,778,562,757.00
2,775,583,819.52
13,640,050.78
Total
2,774,171,020.38
1,412,799.14
0.00
12,227,251.64
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.315588%
3.090000%
3.220000%
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
92
Grantor Trust
Statement Date:
ABN AMRO Acct: 722445.1
1000.000000000
0.000000000
0.000000000
1000.000000000
2.741666700
3.4200000000%
0.00
0.00
0.000000000
3.2900000000%
0.000000000
46625YGR8
A-JFL
100,000,000.00
0.00
0.00
100,000,000.00
274,166.67
100,000,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU682
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
100,000,000.00
100,000,000.00
274,166.67
Total
100,000,000.00
0.00
0.00
274,166.67
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
12,312,712.89
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
12,731,864.20
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/T
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Non Recoverable Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Master Servicing Fee Summary
Master Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Master Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
)
(83.60
12,652,894.87
)
(1,976.57
0.00
0.00
0.00
)
(1,976.57
1,364,953.76
47,845.38
1,412,799.14
0.00
0.00
0.00
0.00
0.00
0.00
1,412,799.14
14,065,694.01
14,063,717.44
2,875,583,819.77
233
1,412,799.14
0.00
0
0.00
0.00
0
0.00
0
2,874,171,020.63
233
82,280.38
515,578.00
47,845.38
419,151.31
47,845.38
419,151.31
78,885.73
0.00
0.00
5,984.68
84,870.41
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(78,885.73
12,650,918.30
Less Other Interest Not Advanced
0.00
419,151.31
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(515,578.00
)
(82,280.38
0.00
0.00
0.00
Grace Period Interest
Advance Interest
Plus Trustee Fees Paid by Servicer
0.00
Grace Period Servicing Fee
Deliquent Servicing Fee
Grace Period Principal
Advance Principal
419,151.31
47,845.38
5,984.68
0.00
0.00
0.00
0

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
10,878,193.18
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
11,148,770.44
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/T
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Non Recoverable Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Master Servicing Fee Summary
Master Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Master Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
)
(36.89
11,082,441.31
)
(1,740.49
0.00
0.00
0.00
)
(1,740.49
1,159,199.35
47,845.38
1,207,044.73
0.00
0.00
0.00
0.00
0.00
0.00
1,207,044.73
12,289,486.04
12,287,745.55
2,532,887,676.59
174
1,207,044.73
0.00
0
0.00
0.00
0
0.00
0
2,531,680,631.86
174
38,762.33
206,140.75
47,845.38
270,577.26
47,845.38
270,577.26
66,292.24
0.00
0.00
4,451.91
70,744.15
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(66,292.24
11,080,700.82
Less Other Interest Not Advanced
0.00
270,577.26
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(206,140.75
)
(38,762.33
0.00
0.00
0.00
Grace Period Interest
Advance Interest
Plus Trustee Fees Paid by Servicer
0.00
Grace Period Servicing Fee
Deliquent Servicing Fee
Grace Period Principal
Advance Principal
270,577.26
47,845.38
4,451.91
0.00
0.00
0.00
0

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,434,519.71
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,583,093.76
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/T
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Non Recoverable Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Master Servicing Fee Summary
Master Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Master Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
)
(46.71
1,570,453.56
)
(236.08
0.00
0.00
0.00
)
(236.08
205,754.41
0.00
205,754.41
0.00
0.00
0.00
0.00
0.00
0.00
205,754.41
1,776,207.97
1,775,971.89
342,696,143.18
59
205,754.41
0.00
0
0.00
0.00
0
0.00
0
342,490,388.77
59
43,518.05
309,437.25
0.00
148,574.04
0.00
148,574.04
12,593.49
0.00
0.00
1,532.78
14,126.27
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(12,593.49
1,570,217.48
Less Other Interest Not Advanced
0.00
148,574.04
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(309,437.25
)
(43,518.05
0.00
0.00
0.00
Grace Period Interest
Advance Interest
Plus Trustee Fees Paid by Servicer
0.00
Grace Period Servicing Fee
Deliquent Servicing Fee
Grace Period Principal
Advance Principal
148,574.04
0.00
1,532.78
0.00
0.00
0.00
0

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
83.60
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
83.60
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(83.60
)
(83.60
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
287,057.64
287,057.64
287,057.64
0.00
20.00%
20.03%
30/360
4.116000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
3,832,910.94
3,832,910.94
3,832,910.94
0.00
20.00%
20.03%
30/360
4.625000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
638,624.50
638,624.50
638,624.50
0.00
20.00%
20.03%
30/360
4.865000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,525,469.63
2,525,469.63
2,525,469.63
0.00
20.00%
20.03%
30/360
5.038000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
485,041.17
485,041.17
485,041.17
0.00
20.00%
20.03%
30/360
4.853000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,425,614.48
1,425,614.48
1,425,614.48
0.00
20.00%
20.03%
30/360
4.992000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
399,530.38
399,530.38
399,530.38
0.00
13.25%
13.27%
30/360
5.084000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
291,372.82
291,372.82
291,372.82
0.00
10.88%
10.89%
30/360
5.114346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
107,765.65
107,765.65
107,765.65
0.00
10.00%
10.02%
30/360
5.134346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
233,628.70
233,628.70
233,628.70
0.00
8.13%
8.14%
30/360
5.194346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
126,258.90
126,258.90
126,258.90
0.00
7.13%
7.14%
30/360
5.263346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
205,788.91
205,788.91
205,788.91
0.00
5.50%
5.51%
30/360
5.279346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
126,642.71
126,642.71
126,642.71
0.00
4.50%
4.51%
30/360
5.279346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
142,471.95
142,471.95
142,471.95
0.00
3.38%
3.38%
30/360
5.279346119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
43,904.60
43,904.60
43,904.60
0.00
3.00%
3.00%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
58,543.53
58,543.53
58,543.53
0.00
2.50%
2.50%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
43,908.66
43,908.66
43,908.66
0.00
2.13%
2.13%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
29,269.73
29,269.73
29,269.73
0.00
1.88%
1.88%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
29,273.80
29,273.80
29,273.80
0.00
1.63%
1.63%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
43,904.60
43,904.60
43,904.60
0.00
1.25%
1.25%
30/360
4.881000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
146,359.86
146,359.87
146,276.27
83.61
0.00%
0.00%
30/360
4.881000000%
)
(83.60
0.01
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
91,335.79
91,335.79
91,335.79
0.00
NA
NA
30/360
0.038115026%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
912,656.28
912,656.28
912,656.28
0.00
NA
NA
30/360
0.389749089%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-JFL
30
274,166.67
274,166.67
274,166.67
0.00
13.25%
13.27%
Act/360
3.290000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
12,501,501.90
12,501,501.91
12,501,418.31
83.61
)
(83.60
0.01
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Other Related Information
Statement Date:
Class A-JFL Yield Maintenance Premiums paid to the Swap Counterparty:
Additional Interest Paid to Floating Rate Certificates:
Mortgage Loan Event of Default or Event of Default Status:
Additional Principal Paid to Floating Rate Certificates:
Default Status
Rating Agency Trigger Event:
Swap Default Status:
Floating Rate Certificate Interest Shortfall :
Floating Rate Certificate Principal Shortfall :
Swap Contract A-JFL
Amount Received
Amount Paid
Shortfall
Payment by Swap Counterparty as a Termination Payment:
Payment to any Successor Interest Rate Swap Counterparty to Acquire
a Replacement Interest Rate Swap Agreement:
Collateral Posted in Connection with any Rating Agency Trigger Event:
0.00
Class A-JFL Distribution Conversion:
None
None
None
None
0.00
0.00
0.00
0.00
0.00
0.00
149,500.00
0.00
0.00
0.00

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722445.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.43%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-May-05
1
2,401,068
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722445.1
Series 2005-LDP1
15-Jun-05
233
100.00%
2,874,171,021
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
229
5.32%
5.28%
0
0
0
0
16-May-05
233
100.00%
2,875,583,820
99.90%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
230
5.15%
5.12%
0
0
0
0
15-Apr-05
233
100.00%
2,877,163,291
99.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
230
5.32%
5.28%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-May-05
113,693.05
113,693.05
0.00
B
26
1-May-05
78,913.60
78,913.60
0.00
B
33
1-May-05
69,660.44
69,660.44
0.00
A
36
1-May-05
61,735.86
61,735.86
0.00
B
58
1-May-05
39,834.95
39,834.95
0.00
B
102
1-May-05
26,629.69
26,629.69
0.00
B
106
11-Apr-05
32,226.02
32,226.02
0.00
B
115
1-May-05
21,580.00
21,580.00
0.00
B
131
1-May-05
22,723.08
22,723.08
0.00
A
147
466,996.69
466,996.69
Total
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722445.1
Series 2005-LDP1
Commercial Mortgage Pass-Through Certificates
31-May-05
15-Jul-05
16-May-05
15-Jun-05
15-Jun-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
500,000
%
3
2,864,064
0.10
102
5.49
0.00
%
500,000 to
1,000,000
%
10
13,321,158
0.46
151
5.61
0.00
%
1,000,000 to
1,500,000
%
14
24,167,990
0.84
120
5.54
0.10
%
1,500,000 to
2,000,000
%
15
34,407,356
1.20
116
5.67
0.00
%
2,000,000 to
2,500,000
%
17
47,372,902
1.65
121
5.50
0.00
%
2,500,000 to
3,000,000
%
16
51,097,262
1.78
115
5.39
0.19
%
3,000,000 to
3,500,000
%
11
40,547,364
1.41
109
5.41
0.00
%
3,500,000 to
4,000,000
%
24
107,278,971
3.73
104
5.45
0.27
%
4,000,000 to
5,000,000
%
17
95,825,927
3.33
102
5.41
0.30
%
5,000,000 to
6,000,000
%
12
78,563,274
2.73
97
5.48
0.30
%
6,000,000 to
7,000,000
%
12
89,877,657
3.13
93
5.27
0.26
%
7,000,000 to
8,000,000
%
10
86,963,223
3.03
125
5.27
0.14
%
8,000,000 to
9,000,000
%
7
66,547,571
2.32
113
5.39
0.00
%
9,000,000 to 10,000,000
%
27
321,512,437
11.19
95
5.39
0.60
%
10,000,000 to 15,000,000
%
11
192,936,998
6.71
108
5.53
0.26
%
15,000,000 to 20,000,000
%
10
258,255,463
8.99
87
4.99
0.00
%
20,000,000 to 30,000,000
%
8
298,885,679
10.40
71
5.05
1.04
%
30,000,000 to 50,000,000
%
6
487,570,880
16.96
76
4.93
0.00
%
50,000,000 to 150,000,000
%
3
576,174,844
20.05
89
4.88
0.00
%
150,000,000 &
Above
%
223,174,844
917,903
2,874,171,021
233
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
12,335,498
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
5
270,924,420
9.43
50
4.28
0.00
%
0.000%
%
to
4.500%
4
166,500,000
5.79
57
4.54
0.00
%
4.501%
%
to
4.625%
6
211,213,165
7.35
56
4.67
0.13
%
4.626%
%
to
4.750%
5
105,092,264
3.66
70
4.81
1.75
%
4.751%
%
to
4.875%
12
231,359,411
8.05
63
4.96
0.02
%
4.876%
%
to
5.000%
11
100,899,469
3.51
111
5.06
0.00
%
5.001%
%
to
5.125%
34
277,463,426
9.65
100
5.21
0.44
%
5.126%
%
to
5.250%
31
667,299,713
23.22
110
5.31
0.21
%
5.251%
%
to
5.375%
40
302,500,354
10.52
108
5.45
0.29
%
5.376%
%
to
5.500%
33
201,270,403
7.00
117
5.56
0.08
%
5.501%
%
to
5.625%
17
134,639,004
4.68
101
5.67
0.24
%
5.626%
%
to
5.750%
15
77,373,509
2.69
131
5.81
0.42
%
5.751%
%
to
5.875%
9
54,052,436
1.88
129
5.92
0.02
%
5.876%
%
to
6.000%
3
24,816,819
0.86
97
6.04
0.00
%
6.001%
%
to
6.125%
8
48,766,627
1.70
125
6.34
0.80
%
6.126%
%
&
Above
233
2,874,171,021
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.244%
7.000%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
1
2,652,285
0.09
175
5.79
0.00
%
%
to
121
180
3
6,104,592
0.21
235
5.77
0.00
%
%
to
181
240
2
9,503,496
0.33
296
5.63
0.00
%
%
&
241
Above
297
175
6
18,260,372
Minimum Remaining Term
Maximum Remaining Term
0.64
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
38
1,022,431,303
35.57
53
4.71
0.14
%
%
37
to
60
182
1,792,814,017
62.38
111
5.39
0.30
%
%
61
to
120
5
35,677,756
1.24
165
5.75
0.00
%
%
121
to
180
2
4,987,573
0.17
211
7.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
212
48
227
2,855,910,649
Minimum Remaining Term
Maximum Remaining Term
%
99.36

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722445.1
Series 2005-LDP1
Commercial Mortgage Pass-Through Certificates
31-May-05
15-Jul-05
16-May-05
15-Jun-05
15-Jun-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
5
83,256,135
2.90
115
5.30
1.08
%
%
0.200 1.230
0
0
0.00
0
0.00
0.00
%
%
1.231 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.270
1
15,800,000
0.55
79
5.20
1.30
%
%
1.271 1.300
1
14,576,713
0.51
115
5.40
1.32
%
%
1.301 1.330
2
21,354,152
0.74
112
5.62
1.35
%
%
1.331 1.360
1
7,450,820
0.26
114
5.33
1.37
%
%
1.361 1.400
2
13,398,364
0.47
113
5.19
1.42
%
%
1.401 1.450
3
19,431,381
0.68
110
5.55
1.46
%
%
1.451 1.500
2
23,106,870
0.80
115
6.03
1.54
%
%
1.501 1.550
9
69,931,905
2.43
83
5.29
1.73
%
%
1.551 2.000
4
58,154,395
2.02
68
5.48
2.16
%
%
2.001 2.350
0
0
0.00
0
0.00
0.00
%
%
2.351 2.999
1
43,500,000
1.51
77
4.81
4.22
%
%
3.000 & Above
202
2,504,210,286
87.13
92
5.13
0.00
%
%
Unknown
4.220
0.230
233
2,874,171,021
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
16
133,414,181
4.64
125
5.56
0.00
%
%
0.200 1.230
6
43,699,632
1.52
98
5.41
0.40
%
%
1.231 1.250
10
55,210,076
1.92
98
5.40
0.35
%
%
1.251 1.270
17
327,064,762
11.38
112
5.31
0.41
%
%
1.271 1.300
15
81,168,961
2.82
115
5.44
0.42
%
%
1.301 1.330
21
332,156,687
11.56
114
5.42
0.04
%
%
1.331 1.360
23
146,598,160
5.10
103
5.52
0.43
%
%
1.361 1.400
20
253,966,720
8.84
88
5.30
0.05
%
%
1.401 1.450
14
181,686,947
6.32
107
5.47
0.05
%
%
1.451 1.500
12
79,108,957
2.75
89
5.30
0.09
%
%
1.501 1.550
55
822,192,498
28.61
78
4.90
0.22
%
%
1.551 2.000
11
295,962,993
10.30
61
4.71
0.64
%
%
2.001 2.350
8
101,225,076
3.52
59
4.61
0.00
%
%
2.351 2.999
5
20,715,372
0.72
118
5.01
0.00
%
%
3.000 & Above
6.890
1.090
233
2,874,171,021 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
New York
15
523,906,745
18.23
82
5.02
0.15
%
%
California
25
428,742,872
14.92
96
5.20
0.08
%
%
Texas
35
280,236,697
9.75
94
5.12
0.35
%
%
New Jersey
3
247,984,096
8.63
55
4.40
0.00
%
%
Nevada
5
139,226,523
4.84
117
5.39
0.22
%
%
Arizona
13
134,198,083
4.67
99
5.18
0.22
%
%
Florida
19
122,909,152
4.28
84
5.24
0.34
%
%
Maryland
7
88,472,881
3.08
99
5.40
0.00
%
%
North Carolina
13
82,806,041
2.88
108
5.42
0.25
%
%
Connecticut
1
73,900,000
2.57
115
5.49
0.00
%
%
Illinois
7
68,520,140
2.38
129
5.46
0.28
%
%
Ohio
5
64,451,733
2.24
100
5.49
0.30
%
%
District of Columbia
2
57,000,000
1.98
76
5.25
0.51
%
%
Georgia
11
54,856,606
1.91
77
5.20
0.00
%
%
Massachusetts
1
43,500,000
1.51
77
4.81
4.22
%
%
Wisconsin
5
42,780,887
1.49
77
4.78
0.00
%
%
Kentucky
6
39,172,841
1.36
115
5.43
0.25
%
%
Colorado
5
28,971,769
1.01
115
5.52
0.00
%
%
Michigan
6
28,307,335
0.98
98
5.48
0.04
%
%
Rhode Island
1
28,300,000
0.98
56
4.69
0.00
%
%
Hawaii
1
27,500,000
0.96
108
4.94
0.00
%
%
Virginia
4
25,986,180
0.90
111
5.50
0.00
%
%
Multiple States
4
23,710,022
0.82
121
5.59
0.00
%
%
Louisiana
2
23,117,253
0.80
115
5.29
0.00
%
%
Pennsylvania
3
23,003,056
0.80
64
5.42
1.07
%
%
Missouri
4
22,016,582
0.77
99
5.37
0.29
%
%
Indiana
4
21,814,659
0.76
93
5.34
0.00
%
%
Alabama
4
20,618,347
0.72
123
5.57
1.84
%
%
South Carolina
4
20,084,171
0.70
115
5.90
0.00
%
%
Washington
2
18,567,848
0.65
115
5.55
0.00
%
%
Kansas
2
12,917,903
0.45
80
5.26
0.00
%
%
Iowa
2
11,977,106
0.42
112
5.81
0.00
%
%
Oregon
1
9,300,000
0.32
116
5.56
0.00
%
%
Oklahoma
2
8,715,917
0.30
115
5.47
0.00
%
%
New Mexico
2
8,698,435
0.30
114
5.58
1.05
%
%
Minnesota
2
5,849,351
0.20
149
5.62
0.00
%
%
Mississippi
2
4,491,026
0.16
167
6.52
0.00
%
%
Delaware
1
3,170,167
0.11
114
5.38
1.57
%
%
Tennessee
1
2,388,597
0.08
116
5.10
0.00
%
%
South Dakota
1
2,000,000
0.07
114
5.35
0.00
%
%
100.00
2,874,171,021
233
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722445.1
Series 2005-LDP1
Commercial Mortgage Pass-Through Certificates
31-May-05
15-Jul-05
16-May-05
15-Jun-05
15-Jun-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
95
1,309,248,327
45.55
89
5.00
0.28
%
%
Multifamily
62
647,120,639
22.52
102
5.23
0.18
%
%
Office
32
544,170,989
18.93
83
5.22
0.04
%
%
Industrial
9
102,277,887
3.56
100
5.43
0.27
%
%
Lodging
7
95,467,885
3.32
87
5.72
1.40
%
%
Mixed use
7
73,977,886
2.57
109
5.28
0.12
%
%
Self storage
14
70,372,333
2.45
118
5.39
0.18
%
%
Other
7
31,535,074
1.10
82
5.58
0.00
%
%
2,874,171,021
233
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
150
1,165,576,563
40.55
93
5.22
0.29
%
%
ARD
12
193,377,010
6.73
68
5.04
0.00
%
%
Full Amortizing
6
18,260,372
0.64
258
5.70
0.00
%
%
IO Maturity Balloon
26
771,992,076
26.86
74
4.86
0.24
%
%
IO/Amortizing/Balloon
39
724,965,000
25.22
111
5.39
0.22
%
%
2,874,171,021
233
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
233
2,874,171,021
100.00
92
0.24
%
%
5.15
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
233
2,874,171,021
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
10
381,000,443
13.26
50
4.62
0.35
%
%
2009
30
653,430,860
22.73
56
4.76
0.02
%
%
2010
6
65,193,004
2.27
77
4.85
2.88
%
%
2011
12
109,368,878
3.81
79
5.40
0.39
%
%
2012
2
42,433,595
1.48
93
5.54
0.00
%
%
2013
36
276,015,417
9.60
113
5.49
0.34
%
%
2014
124
1,287,803,123
44.81
115
5.39
0.16
%
%
2015
13
58,925,701
2.05
198
5.84
0.00
%
%
2016 & Greater
100.00
2,874,171,021
233
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
4.24%
1-Jun-09
JPMC5LDA
Retail
0.00
223,174,844
1,106,075
1
NY
5.29%
11-Feb-15
JPMC5LDA
Multifamily
0.00
200,000,000
911,056
2
CA
5.26%
1-Jan-15
JPMC5LDA
Retail
0.00
153,000,000
693,005
3
NY
4.66%
1-Jan-10
JPMC5LDA
Retail
0.00
93,600,000
375,193
4
NV
5.37%
7-Mar-15
JPMC5LDA
Retail
0.00
92,000,000
425,661
5
NY
4.53%
11-Jan-10
JPMC5LDA
Multifamily
0.00
80,500,000
314,017
6
CA
4.99%
11-Feb-10
JPMC5LDA
Office
0.00
77,000,000
330,732
7
CT
5.49%
1-Jan-15
JPMC5LDA
Office
0.00
73,900,000
349,362
8
TX
4.55%
11-Mar-10
JPMC5LDA
Retail
0.00
70,570,880
267,581
9
31-Dec-04
MA
4.81%
1-Nov-11
JPMC5LDA
Retail
4.22
43,500,000
180,175
10
31-Oct-04
TX
5.24%
1-Jan-15
JPMC5LDA
Retail
1.14
42,175,000
190,303
11
OH
5.54%
1-Feb-13
JPMC5LDA
Industrial
0.00
40,247,305
249,674
12
DC
4.79%
1-Feb-10
JPMC5LDA
Office
0.00
38,000,000
156,838
13
31-Dec-04
NY
5.38%
1-Oct-09
JPMC5LDA
Lodging
2.16
37,033,303
227,492
14
AZ
4.67%
1-Jan-10
JPMC5LDA
Retail
0.00
35,842,000
139,485
15
CA
4.95%
6-Jan-10
JPMC5LDA
Office
0.00
31,088,071
166,937
16
NY
4.94%
1-Oct-09
JPMC5LDA
Office
0.00
31,000,000
131,871
17
IL
5.11%
1-Jan-15
JPMC5LDA
Office
0.00
29,900,000
131,440
18
CA
4.66%
1-Jan-10
JPMC5LDA
Retail
0.00
29,600,000
118,651
19
NY
4.94%
1-Oct-09
JPMC5LDA
Office
0.00
29,000,000
123,363
20
RI
4.69%
11-Feb-10
JPMC5LDA
Office
0.00
28,300,000
114,293
21
WI
4.46%
11-Mar-10
JPMC5LDA
Retail
0.00
28,227,617
104,913
22
HI
4.94%
1-Jun-14
JPMC5LDA
Mixed use
0.00
27,500,000
116,994
23
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.01%
11-Feb-15
JPMC5LDB
Multifamily
0.00
23,805,000
102,699
24
NJ
5.91%
1-Nov-14
JPMC5LDA
Retail
0.00
21,250,000
108,145
25
AZ
5.44%
1-Jan-15
JPMC5LDA
Office
0.00
20,388,585
115,626
B
26
LA
5.22%
1-Jan-15
JPMC5LDA
Retail
0.00
20,284,261
112,271
27
MD
5.33%
1-Jan-15
JPMC5LDA
Office
0.00
19,888,871
111,397
28
NV
5.40%
1-Dec-14
JPMC5LDA
Retail
0.00
19,572,638
110,622
29
MD
5.53%
11-Dec-14
JPMC5LDA
Industrial
0.00
19,550,000
93,096
30
31-Oct-04
DC
6.15%
1-Jan-15
JPMC5LDA
Lodging
1.54
19,000,000
100,621
31
CA
5.63%
1-Jan-12
JPMC5LDA
Retail
0.00
18,343,467
106,209
32
NC
5.36%
1-Jan-15
JPMC5LDB
Multifamily
0.00
17,200,000
79,358
B
33
CA
5.58%
11-Jan-15
JPMC5LDA
Mixed use
0.00
16,412,764
94,515
34
KY
5.60%
1-Jan-15
JPMC5LDA
Lodging
0.00
15,819,258
110,968
35
31-Oct-04
NC
5.20%
1-Jan-12
JPMC5LDB
Multifamily
1.30
15,800,000
70,749
A
36
IL
5.85%
1-Dec-19
JPMC5LDA
Retail
0.00
15,750,000
79,341
37
MD
5.20%
1-Oct-09
JPMC5LDA
Office
0.00
15,600,000
69,853
38
31-Dec-04
OH
5.40%
1-Jan-15
JPMC5LDA
Industrial
1.32
14,576,713
82,304
39
31-Dec-04
IL
5.77%
1-Sep-14
JPMC5LDA
Office
1.35
14,368,704
84,802
40
31-Dec-04
FL
4.69%
1-Dec-09
JPMC5LDA
Retail
1.91
14,243,165
74,338
41
MD
5.73%
1-Feb-15
JPMC5LDA
Office
0.00
13,901,066
91,392
42
FL
5.28%
1-Jan-10
JPMC5LDA
Office
0.00
13,860,000
63,017
43
30-Nov-04
PA
5.44%
1-Aug-09
JPMC5LDA
Multifamily
1.81
13,575,000
63,591
44
31-Oct-04
AZ
5.32%
1-Jan-15
JPMC5LDB
Multifamily
1.11
13,126,554
73,464
45
31-Oct-04
CA
5.27%
1-Jan-12
JPMC5LDA
Retail
1.72
12,728,082
70,841
46
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
XX
5.25%
1-Jan-15
JPMC5LDA
Self storage
0.00
12,379,776
68,749
47
31-Jan-05
NV
5.69%
11-Feb-15
JPMC5LDA
Retail
1.46
12,026,190
75,684
48
KS
5.21%
1-Feb-12
JPMC5LDB
Multifamily
0.00
12,000,000
53,837
49
FL
6.05%
11-Sep-14
JPMC5LDA
Office
0.00
11,699,194
71,127
50
WA
5.66%
1-Jan-15
JPMC5LDA
Office
0.00
11,500,000
56,050
51
NC
5.64%
1-Jan-15
JPMC5LDB
Multifamily
0.00
11,500,000
55,832
52
TX
6.02%
1-Jan-12
JPMC5LDB
Multifamily
0.00
11,444,283
69,074
53
31-Oct-04
NV
5.25%
1-Jan-15
JPMC5LDB
Multifamily
1.11
11,369,507
63,139
54
TX
5.35%
1-Jan-15
JPMC5LDA
Retail
0.00
11,336,879
63,624
55
31-Dec-04
CA
5.24%
1-Feb-15
JPMC5LDA
Self storage
1.16
11,211,807
62,103
56
FL
4.82%
11-Jan-10
JPMC5LDA
Retail
0.00
11,192,500
44,910
57
IA
5.85%
1-Oct-14
JPMC5LDA
Retail
0.00
10,566,495
62,829
B
58
GA
5.63%
11-Dec-14
JPMC5LDB
Multifamily
0.00
10,500,000
50,905
59
FL
4.99%
1-Jan-10
JPMC5LDA
Multifamily
0.00
10,500,000
45,118
60
NY
5.02%
6-Feb-15
JPMC5LDB
Multifamily
0.00
10,429,205
61,504
61
TX
4.55%
11-Mar-10
JPMC5LDA
Retail
0.00
10,429,120
39,544
62
31-Dec-04
GA
5.70%
1-Oct-09
JPMC5LDA
Other
0.00
10,376,016
65,739
63
31-Dec-04
AL
5.50%
1-Jan-15
JPMC5LDA
Retail
2.10
10,400,000
49,256
64
CA
5.24%
1-Feb-15
JPMC5LDA
Self storage
0.00
10,272,181
56,898
65
CO
5.27%
11-Dec-14
JPMC5LDA
Retail
0.00
9,933,628
55,344
66
VA
5.88%
1-Dec-19
JPMC5LDA
Retail
0.00
9,800,000
49,621
67
FL
5.19%
1-Jan-15
JPMC5LDB
Multifamily
0.00
9,744,075
53,752
68
FL
4.74%
11-Dec-11
JPMC5LDA
Retail
0.00
9,628,000
38,031
69
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OR
5.56%
11-Feb-15
JPMC5LDA
Mixed use
0.00
9,300,000
44,526
70
SC
5.60%
1-Jan-15
JPMC5LDA
Office
0.00
9,091,867
52,471
71
CA
5.50%
1-Jan-12
JPMC5LDA
Office
0.00
9,050,000
42,885
72
AZ
5.32%
1-Jan-15
JPMC5LDB
Multifamily
0.00
9,000,000
41,230
73
MD
5.04%
1-Jan-10
JPMC5LDA
Office
0.00
8,947,130
48,534
74
IN
5.39%
1-Jan-15
JPMC5LDA
Office
0.00
8,929,429
54,678
75
CA
5.45%
1-Oct-14
JPMC5LDA
Retail
0.00
8,950,000
42,003
76
TX
5.18%
1-Nov-14
JPMC5LDB
Multifamily
0.00
8,868,917
48,980
77
31-Oct-04
TX
5.20%
1-Nov-14
JPMC5LDB
Multifamily
1.41
8,829,514
48,871
78
TX
5.28%
1-Dec-14
JPMC5LDB
Multifamily
0.00
8,750,000
39,783
79
MO
5.37%
1-Dec-14
JPMC5LDA
Retail
0.00
8,444,712
47,571
80
CA
5.57%
11-Feb-30
JPMC5LDA
Retail
0.00
8,198,757
51,008
81
TX
4.87%
1-Jan-15
JPMC5LDA
Retail
0.00
8,044,764
64,291
82
31-Dec-04
FL
5.81%
1-Sep-14
JPMC5LDA
Retail
1.59
8,000,000
40,024
83
TX
4.98%
1-Jan-10
JPMC5LDA
Multifamily
0.00
8,000,000
34,307
84
NY
5.42%
1-Feb-12
JPMC5LDB
Multifamily
0.00
7,900,000
36,871
85
VA
5.19%
1-Feb-10
JPMC5LDA
Retail
0.00
7,763,516
42,758
86
KY
5.19%
1-Jan-15
JPMC5LDB
Multifamily
0.00
7,636,173
42,124
87
31-Aug-04
TX
5.33%
1-Dec-14
JPMC5LDB
Multifamily
1.37
7,450,820
41,788
88
CO
5.26%
11-Feb-15
JPMC5LDA
Mixed use
0.00
7,400,000
33,518
89
TX
5.41%
1-Feb-15
JPMC5LDA
Office
0.00
7,336,934
41,431
90
NY
5.14%
1-Nov-10
JPMC5LDA
Retail
0.00
7,200,000
31,868
91
NY
5.56%
1-Jan-15
JPMC5LDB
Multifamily
0.00
7,100,000
33,993
92
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.36%
1-Feb-15
JPMC5LDA
Retail
0.00
7,067,848
39,692
93
GA
4.50%
11-Feb-10
JPMC5LDA
Retail
0.00
7,022,366
26,334
94
31-Oct-04
TX
5.31%
1-Nov-14
JPMC5LDB
Multifamily
1.35
6,985,448
39,137
95
SC
6.61%
1-Feb-15
JPMC5LDA
Lodging
0.00
6,962,905
47,747
96
AZ
5.41%
11-Jan-15
JPMC5LDA
Retail
0.00
6,961,731
39,351
97
GA
4.50%
11-Feb-10
JPMC5LDA
Retail
0.00
6,951,971
26,070
98
CA
5.22%
1-Jan-15
JPMC5LDA
Self storage
0.00
6,736,562
37,286
99
CA
5.49%
1-Jan-15
JPMC5LDA
Office
0.00
6,465,019
36,866
100
CO
6.26%
11-Dec-14
JPMC5LDA
Retail
0.00
6,464,866
40,064
101
31-Oct-04
TX
5.63%
1-Jan-10
JPMC5LDA
Lodging
2.24
6,401,289
40,111
B
102
MD
5.25%
1-Dec-14
JPMC5LDA
Industrial
0.00
6,208,350
34,513
103
XX
5.93%
1-Jan-15
JPMC5LDA
Self storage
0.00
6,185,132
39,874
104
MI
4.90%
1-Jan-10
JPMC5LDA
Industrial
0.00
6,200,000
26,161
105
VA
5.23%
1-Feb-12
JPMC5LDA
Retail
0.00
6,040,000
27,202
B
106
TX
5.42%
1-Jan-15
JPMC5LDB
Other
0.00
5,992,126
33,907
107
31-Dec-04
KY
5.38%
1-Jan-15
JPMC5LDA
Retail
1.64
5,967,005
33,617
108
KY
5.49%
1-Jan-15
JPMC5LDA
Lodging
0.00
5,931,326
41,239
109
MI
5.66%
1-Jan-15
JPMC5LDA
Retail
0.00
5,919,006
34,364
110
MO
5.21%
1-Feb-10
JPMC5LDA
Office
0.00
5,925,000
26,582
111
MI
5.65%
1-Jan-15
JPMC5LDA
Retail
0.00
5,900,000
28,705
112
WI
5.11%
11-Jan-15
JPMC5LDB
Multifamily
0.00
5,850,000
25,742
113
NC
5.58%
1-Jan-15
JPMC5LDA
Retail
0.00
5,707,166
32,865
114
TX
5.63%
11-Jan-10
JPMC5LDA
Retail
0.00
5,632,857
32,614
B
115
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NC
5.02%
1-Jan-15
JPMC5LDB
Multifamily
0.00
5,566,976
30,131
116
31-Dec-04
NM
5.58%
1-Dec-14
JPMC5LDA
Mixed use
1.64
5,565,122
32,088
117
GA
4.50%
11-Feb-10
JPMC5LDA
Retail
0.00
5,547,622
20,804
118
NY
5.42%
1-Feb-12
JPMC5LDB
Multifamily
0.00
5,400,000
25,203
119
31-Dec-04
MI
5.91%
1-Jan-15
JPMC5LDA
Retail
0.23
5,373,267
32,064
120
OK
5.47%
1-Jan-15
JPMC5LDB
Multifamily
0.00
5,370,824
30,559
121
31-Dec-04
AZ
5.25%
1-Nov-14
JPMC5LDA
Industrial
1.65
5,141,970
25,913
122
FL
5.73%
1-Mar-15
JPMC5LDA
Office
0.00
5,035,660
29,406
123
FL
4.61%
11-Dec-11
JPMC5LDA
Retail
0.00
5,000,000
19,208
124
OH
5.39%
1-Feb-15
JPMC5LDA
Retail
0.00
4,977,484
28,045
125
PA
5.37%
1-Nov-14
JPMC5LDB
Multifamily
0.00
4,788,056
27,004
126
NY
5.14%
1-Nov-10
JPMC5LDA
Mixed use
0.00
4,800,000
21,245
127
IN
5.17%
1-Jan-15
JPMC5LDA
Retail
0.00
4,772,502
26,268
128
NC
5.79%
1-Jan-15
JPMC5LDB
Multifamily
0.00
4,676,181
27,556
129
NC
5.64%
1-Feb-15
JPMC5LDA
Office
0.00
4,629,999
26,800
130
PA
5.43%
1-Jan-10
JPMC5LDA
Other
0.00
4,640,000
21,700
B
131
30-Nov-04
AL
5.17%
1-Dec-14
JPMC5LDB
Multifamily
1.43
4,568,850
25,174
132
AZ
6.28%
1-Mar-15
JPMC5LDA
Retail
0.00
4,538,650
28,104
133
GA
5.25%
11-Dec-09
JPMC5LDA
Multifamily
0.00
4,520,000
20,434
134
TX
5.95%
1-Jan-15
JPMC5LDA
Office
0.00
4,477,901
26,835
135
MD
5.74%
1-Jan-17
JPMC5LDA
Retail
0.00
4,377,464
25,649
136
FL
4.76%
11-Jan-12
JPMC5LDA
Retail
0.00
4,355,000
17,275
137
31-Aug-04
AZ
5.59%
1-Feb-15
JPMC5LDA
Retail
1.46
4,331,128
24,945
138
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Oct-04
AL
6.16%
1-Jan-15
JPMC5LDA
Lodging
2.23
4,319,803
28,454
139
CA
5.60%
11-Feb-15
JPMC5LDA
Self storage
0.00
4,281,380
24,685
140
WI
5.71%
1-Jan-15
JPMC5LDB
Other
0.00
4,277,844
24,984
141
NV
5.12%
1-Dec-16
JPMC5LDA
Retail
0.00
4,258,188
25,426
142
IN
5.39%
1-Jan-10
JPMC5LDA
Office
0.00
4,201,811
23,698
143
TX
5.24%
1-Jan-15
JPMC5LDB
Multifamily
0.00
4,176,264
23,167
144
MN
5.56%
1-Jan-15
JPMC5LDA
Retail
0.00
4,171,734
23,969
145
31-Aug-04
MO
5.49%
1-Mar-15
JPMC5LDA
Retail
1.53
4,106,870
25,306
146
NC
5.42%
1-Feb-15
JPMC5LDA
Retail
0.00
4,031,863
22,793
A
147
IN
5.39%
1-Jan-10
JPMC5LDA
Industrial
0.00
3,910,917
22,058
148
NY
5.35%
11-Mar-15
JPMC5LDB
Multifamily
0.00
3,875,000
17,852
149
CA
5.59%
1-Feb-15
JPMC5LDA
Industrial
0.00
3,858,201
22,231
150
TX
5.50%
11-Nov-14
JPMC5LDB
Multifamily
0.00
3,720,000
17,618
151
NC
5.62%
1-Feb-15
JPMC5LDA
Retail
0.00
3,664,109
21,161
152
AZ
5.60%
11-Feb-15
JPMC5LDA
Retail
0.00
3,634,194
20,954
153
FL
5.19%
1-Jan-15
JPMC5LDB
Multifamily
0.00
3,629,171
20,020
154
CO
5.38%
1-Jan-15
JPMC5LDA
Retail
0.00
3,580,203
20,170
155
CA
5.31%
1-Dec-14
JPMC5LDA
Self storage
0.00
3,576,317
20,022
156
NJ
5.11%
1-Jan-15
JPMC5LDA
Retail
0.00
3,559,251
19,460
157
MO
5.49%
11-Jan-15
JPMC5LDB
Multifamily
0.00
3,540,000
16,735
158
WI
5.50%
1-Feb-15
JPMC5LDA
Retail
0.00
3,434,779
19,589
159
NC
5.31%
1-Jan-15
JPMC5LDA
Self storage
0.00
3,430,751
19,171
160
OK
5.47%
1-Feb-15
JPMC5LDA
Retail
0.00
3,345,093
19,015
161
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.18%
1-Jan-12
JPMC5LDB
Multifamily
0.00
3,325,000
14,831
162
NY
5.60%
1-Jan-15
JPMC5LDB
Other
0.00
3,282,622
18,945
163
TX
5.81%
1-Aug-14
JPMC5LDB
Multifamily
0.00
3,232,354
20,754
164
TX
5.39%
1-Feb-15
JPMC5LDA
Retail
0.00
3,185,579
17,941
165
30-Sep-04
DE
5.38%
1-Dec-14
JPMC5LDB
Multifamily
1.57
3,170,167
19,422
166
NM
5.57%
11-Jan-15
JPMC5LDA
Self storage
0.00
3,133,313
18,024
167
TX
5.02%
1-Feb-15
JPMC5LDB
Multifamily
0.00
3,109,932
16,814
168
TX
5.86%
1-Feb-25
JPMC5LDA
Retail
0.00
3,097,281
22,139
169
CA
5.18%
11-Feb-15
JPMC5LDA
Retail
0.00
3,105,393
17,094
170
TX
5.07%
1-Feb-15
JPMC5LDB
Multifamily
0.00
3,085,189
16,774
171
FL
5.81%
11-Dec-11
JPMC5LDB
Multifamily
0.00
3,073,038
19,615
172
31-Dec-04
TX
4.92%
1-Nov-11
JPMC5LDA
Retail
1.46
3,074,063
16,490
173
FL
5.19%
1-Jan-15
JPMC5LDB
Multifamily
0.00
3,012,709
16,619
174
CA
5.49%
1-Jan-15
JPMC5LDA
Mixed use
0.00
3,000,000
14,183
175
TX
5.57%
1-Jan-15
JPMC5LDA
Retail
0.00
2,984,104
17,164
176
TX
5.24%
1-Jan-12
JPMC5LDA
Retail
0.00
2,983,046
16,548
177
CA
5.48%
11-Jan-15
JPMC5LDA
Office
0.00
2,931,258
16,697
178
KY
5.19%
1-Jan-15
JPMC5LDB
Multifamily
0.00
2,863,565
15,797
179
LA
5.79%
1-Dec-14
JPMC5LDA
Retail
0.00
2,832,992
16,704
180
IL
5.46%
1-Jan-15
JPMC5LDA
Retail
0.00
2,830,900
16,095
181
NY
5.00%
6-Mar-15
JPMC5LDB
Multifamily
0.00
2,786,615
16,369
182
GA
5.50%
11-Feb-15
JPMC5LDA
Retail
0.00
2,800,000
13,261
183
AZ
5.51%
11-Feb-15
JPMC5LDA
Retail
0.00
2,787,670
15,916
184
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IL
5.35%
1-Jan-15
JPMC5LDA
Retail
0.00
2,784,506
15,632
185
NC
5.42%
1-Jan-15
JPMC5LDB
Multifamily
0.00
2,685,259
15,190
186
XX
5.79%
1-Jan-20
JPMC5LDA
Self storage
0.00
2,652,285
22,479
187
AZ
5.98%
1-Jan-15
JPMC5LDA
Retail
0.00
2,651,991
15,944
188
TX
4.94%
1-Dec-14
JPMC5LDA
Retail
0.00
2,626,232
14,094
189
FL
7.00%
1-Dec-22
JPMC5LDB
Multifamily
0.00
2,588,049
17,298
190
CA
4.94%
1-Jan-15
JPMC5LDA
Industrial
0.00
2,584,430
13,862
191
XX
6.25%
1-Oct-14
JPMC5LDB
Multifamily
0.00
2,492,830
16,624
192
FL
5.77%
11-Dec-09
JPMC5LDA
Multifamily
0.00
2,478,114
15,758
193
OH
5.43%
1-Feb-15
JPMC5LDA
Retail
0.00
2,463,941
13,947
194
NC
5.54%
1-Jan-15
JPMC5LDA
Retail
0.00
2,431,234
15,104
195
MS
7.00%
1-Feb-23
JPMC5LDB
Multifamily
0.00
2,399,524
16,017
196
TN
5.10%
11-Feb-15
JPMC5LDA
Retail
0.00
2,388,597
13,031
197
VA
5.66%
1-Nov-14
JPMC5LDA
Office
0.00
2,382,664
13,869
198
TX
5.48%
1-Feb-15
JPMC5LDA
Retail
0.00
2,289,815
13,030
199
GA
5.45%
11-Nov-14
JPMC5LDA
Office
0.00
2,233,045
12,705
200
SC
5.36%
1-Jan-15
JPMC5LDA
Retail
0.00
2,187,854
12,299
201
OH
5.58%
1-Dec-13
JPMC5LDA
Retail
0.00
2,186,290
12,602
202
FL
5.52%
1-Jan-15
JPMC5LDA
Retail
0.00
2,155,407
12,331
203
TX
5.41%
1-Jan-15
JPMC5LDB
Multifamily
0.00
2,143,116
13,148
204
MS
5.96%
1-Feb-15
JPMC5LDB
Multifamily
0.00
2,091,502
12,537
205
GA
5.35%
1-Jan-15
JPMC5LDA
Retail
0.00
2,083,423
12,705
206
SD
5.35%
11-Dec-14
JPMC5LDB
Multifamily
0.00
2,000,000
9,214
207
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.84%
1-Jan-15
JPMC5LDA
Office
0.00
1,989,959
11,786
208
AZ
5.20%
1-Jan-15
JPMC5LDA
Self storage
0.00
1,988,609
10,982
209
TX
5.72%
11-Jan-15
JPMC5LDA
Self storage
0.00
1,935,481
12,232
210
SC
5.31%
1-Feb-15
JPMC5LDA
Retail
0.00
1,841,544
10,285
211
MN
5.78%
11-Dec-24
JPMC5LDB
Multifamily
0.00
1,677,618
11,965
212
GA
6.07%
1-Feb-15
JPMC5LDA
Retail
0.00
1,673,342
10,148
213
TX
5.44%
11-Jan-15
JPMC5LDB
Multifamily
0.00
1,660,924
9,419
214
CO
5.60%
1-Feb-15
JPMC5LDA
Retail
0.00
1,593,072
9,185
215
MI
5.57%
1-Feb-15
JPMC5LDA
Retail
0.00
1,590,062
9,892
216
CA
5.79%
11-Jan-15
JPMC5LDA
Retail
0.00
1,588,218
10,104
217
CA
5.24%
11-Jan-10
JPMC5LDA
Other
0.00
1,576,194
10,739
218
31-Dec-04
FL
5.33%
1-Jan-15
JPMC5LDA
Retail
1.58
1,541,393
8,636
219
TX
5.34%
1-Jan-15
JPMC5LDB
Multifamily
0.00
1,511,576
8,478
220
IL
5.60%
1-Jan-20
JPMC5LDA
Retail
0.00
1,492,104
8,613
221
NC
5.33%
1-Jan-15
JPMC5LDA
Retail
0.00
1,482,502
10,175
222
IA
5.54%
1-Dec-14
JPMC5LDA
Retail
0.00
1,410,611
9,869
223
IL
5.59%
1-Feb-15
JPMC5LDA
Self storage
0.00
1,393,926
8,028
224
TX
5.85%
11-Nov-14
JPMC5LDB
Other
0.00
1,390,272
8,259
225
AL
5.54%
1-Jan-25
JPMC5LDA
Retail
0.00
1,329,693
9,281
226
TX
6.00%
6-Mar-30
JPMC5LDA
Retail
0.00
1,304,739
8,440
227
CA
5.61%
1-Feb-15
JPMC5LDA
Self storage
0.00
1,194,813
6,897
228
FL
5.51%
1-Jan-15
JPMC5LDB
Multifamily
0.00
1,173,677
6,709
229
GA
5.52%
1-Jan-15
JPMC5LDA
Office
0.00
1,148,821
6,572
230
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WI
5.36%
1-Dec-14
JPMC5LDB
Multifamily
0.00
990,647
6,058
231
KY
5.19%
1-Feb-15
JPMC5LDB
Multifamily
0.00
955,514
5,266
232
KS
5.95%
1-Oct-11
JPMC5LDB
Multifamily
0.00
917,903
5,518
233
2,874,171,021
14,150,648
0
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Defeased Loans
Statement Date:
Disclosure
Control #
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722445.1
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722445.1
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722445.1
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YGK3
AAA
Aaa
AAA
A-2
46625YGL1
AAA
Aaa
AAA
A-3
46625YGM9
AAA
Aaa
AAA
A-4
46625YGP2
AAA
Aaa
AAA
A-SB
46625YGN7
AAA
Aaa
AAA
A-1A
46625YGX5
AAA
Aaa
AAA
A-J
46625YGQ0
AAA
Aaa
AAA
B
46625YGT4
AA
Aa2
AA
C
46625YGU1
AA-
Aa3
AA-
D
46625YGV9
A
A2
A
E
46625YGY3
A-
A3
A-
F
46625YGZ0
BBB+
Baa1
BBB+
G
46625YHA4
BBB
Baa2
BBB
H
46625YHB2
BBB-
Baa3
BBB-
J
46625YHC0
BB+
Ba1
BB+
K
46625YHD8
BB
Ba2
BB
L
46625YHE6
BB-
Ba3
BB-
M
46625YHF3
B+
B1
B+
N
46625YHG1
B
B2
B
P
46625YHH9
B-
NR
B-
NR
46625YHJ5
NR
NR
NR
X-1
46625YGW7
AAA
Aaa
AAA

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-05
15-Jun-05
16-May-05
15-Jul-05
31-May-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP1
ABN AMRO Acct: 722445.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
X-2
46625YGS6
AAA
Aaa
AAA
A-JFL
46625YGR8
AAA
Aaa
3/21/05
AAA
3/16/05
S
9ABSU682
AAA

15-Jun-2005 - 07:37 (U589-U648) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.